Exhibit 10.22

                              FORBEARANCE AGREEMENT


         This Forbearance Agreement (the "Agreement") is entered into between Quint Star Management, Inc., IC One, Inc. and Schimatic Cash Transactions Network.com, Inc., effective as of March 26, 2001.

                                    RECITALS

         WHEREAS:

         A. On or about August 30, 1999, Quint Star Management, Inc. ("Quint Star") filed a lawsuit against IC One, Inc. ("IC One"), Quint Star Management, Inc. v. IC One, Inc., Civil No. 990908764, in the Third Judicial District Court of Salt Lake County, State of Utah (the "Lawsuit"). In the Lawsuit Quint Star sought, among other things, to collect unpaid rent owed by IC One to Quint Star, under a Lease entered into between the parties on August 21, 1997 for certain space in the Alpine Building, located at 700 South 205 West, Salt Lake City, Utah.

         B. In the Lawsuit a Judgment was entered in favor of Quint Star and against IC One on or about December 5, 2000, in the amount of $50,541.03, plus postjudgment interest at the rate of twenty-four percent per annum, and other amounts as described in the Judgment. A true and correct copy of the Judgment is attached hereto as Exhibit A.

         C. In early February, 2001, Quint Star caused a Writ of Execution to be served upon IC One, in an effort to collect the Judgment. The Writ of Execution was served at 740 East 3900 South, Salt Lake City, Utah, and attached to all personal property of IC One located at that address.

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         D.       In response to the Writ of Execution, Peter Bennee filed a
                  Request for Hearing, and a hearing was held before the Honorable Sandra Peuler on March 13, 2001. At the hearing Judge Peuler ordered that Quint Star may continue to pursue its rights under the Writ of Execution with respect to all personal property of IC One, including the conducting of a sheriff's sale to auction such property.

         E. There is also located at the 740 East 3900 South property (the "3900 South Property"), certain personal property owned, according to IC One, by Schimatic Cash Transactions Network.com, Inc. ("SCTN"), which presently is conducting its business operations at the 3900 South Property.

         F. SCTN is currently using IC One's property, including, furniture, office equipment and other property, to conduct its business operations at the 3900 South Property.

         G. In the event Quint Star were to cause a sheriff's sale to be conducted of the IC One property located at the 3900 South Property, this would cause a substantial disruption to the business operations of SCTN.

         H. SCTN asserts that it owns the 3900 South Property, jointly with Big "M" Investment ("Big M"); that SCTN rents the property from the owner; that the obligation to the landlord is seriously delinquent; that the landlord has served on SCTN a Three Day Notice to Pay Rent or to Vacate; and that the landlord has announced its intention to file an unlawful detainer complaint, to evict SCTN from the 3900 South Property.

         I. Big M has agreed to resolve the foregoing dispute, however, by forgiving

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                  the past due rent and allowing SCTN six months of free
                  occupancy of the 3900 South Property, in exchange for a conveyance to Big M of SCTN's thirty-four percent interest in the 3900 South Property.

         J. Big M has insisted that the afore-referenced conveyance must be free and clear of liens. However, the Judgment referred to in paragraph B above has been listed, by Merrill Title Company, as an encumbrance against the 3900 South Property.

         K. Accordingly, in order to facilitate the sale to Big M, as described above, SCTN has requested Quint Star to provide a release of any lien or encumbrance it may hold against the 3900 South Property.

         L. Quint Star has agreed to furnish such a release, and otherwise to resolve its current dispute with IC One and SCTN, on the terms and conditions set forth below.

                                    AGREEMENT

         WHEREFORE, to these ends and for and in consideration of the terms and conditions herein as set forth, as well as the mutual benefits to be derived therefrom, and for good and valuable consideration, the parties hereto agree as follows:

1. The above Recitals are incorporated herein by reference, as material parts of their Agreement.

2. Quint Star shall execute a Release of Judgment Lien ("Release"), in the form attached hereto as Exhibit B, of its lien, if any, against the 3900 South Property, arising

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         by virtue of the Judgment. By executing the Release Quint Star does not intend to release the Judgment or any rights arising under the Judgment; it intends only to release any lien against the 3900 South Property.

3. IC One shall execute and deliver to Quint Star a Security Agreement, in the form attached hereto as Exhibit C, to secure IC One's obligation to Quint Star pursuant to the Judgment.

4. SCTN shall deliver to Quint Star a Continuing Unconditional Guaranty (the "Guaranty"), of IC One's obligation under the Judgment, in the form attached hereto as Exhibit D.

5. SCTN shall also execute and deliver to Quint Star a Security Agreement, in the form attached hereto as Exhibit E, to secure SCTN's obligation to Quint Star pursuant to the Guaranty.

6. IC One and Quint Star represent that the schedule of personal property attached hereto as Exhibit F describes personal property owned by IC One, all presently located at 3900 South Property.

7. IC One and SCTN represent that the schedule of personal property attached hereto as Exhibit G is personal property owned by both IC One and SCTN, which is also presently located at the 3900 South Property. IC One and SCTN represent that the property marked with an asterisk (*) is owned by SCTN and that the remainder of the property on Exhibit G is owned by IC One.

8. IC One and SCTN shall each also execute and deliver to Quint Star, UCC-1

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         financing statements in the form attached hereto as Exhibits H and I, so that Quint Star may perfect the security interests granted pursuant to the Security Agreements (Exhibits C and E), to be executed by IC One and SCTN.

9. IC One shall satisfy its obligation under the Judgment by making monthly payments to Quint Star in the amount of $5000 per month. The first such payment shall be delivered to Quint Star or its legal counsel contemporaneously with the execution of this Agreement. Thereafter, payments shall be due and payable on the 1st day of each month, with the 2nd payment due and payable on May 1, 2001, and subsequent payments due and payable the 1st day of each month thereafter.

10. In the event IC One timely makes the first two $5000 payments, as provided for in paragraph 9 above, Quint Star will cause the Writ of Execution, as described in paragraph C above to be vacated, and will not seek to enforce that Writ of Execution.

11. All payments shall be applied first to accrued interest on the Judgment and then to the principal amount of the Judgment.

12. The $5000 monthly payments provided for above shall continue until the Judgment has been paid in full.

13. IC One and SCTN both recognize that Quint Star retains the right to seek augmentation of the amount of the Judgment in accordance with paragraph 3 of the Judgment.

14. All payments required pursuant to this Agreement shall be made by cashier's check or other certified funds and shall be delivered to and received by Quint Star's agent, NAI Utah Commercial Property Management, 60 E. South Temple, Suite 1325,

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

         Salt Lake City, UT  84111, no later than the due dates set forth above.

15. In the event IC One fails to timely make any of the payments required under this Agreement, Quint Star shall provide notice of IC One's default to IC One, which shall then have five (5) business days following the notice to cure the default.

16. In the event IC One fails to cure the default, Quint Star may then proceed against IC One and SCTN as follows:

                  a. Quint Star may exercise all its rights and remedies under the Security Agreement(s) executed by IC One and SCTN;

                  b. Quint Star may utilize all means available to it to collect the Judgment, including the issuance of a Writ of Execution in accordance with Rule 69, Utah Rules of Civil Procedure;

                  c. Quint Star may file suit against SCTN to enforce the Guaranty; and

                  d. Quint Star may exercise all other rights and remedies available to it to enforce the obligations IC One and SCTN pursuant to the Judgment and the Guaranty.

17. The parties understand and acknowledge that, by entering into this Agreement to set forth the terms upon which IC One may make payments to satisfy its obligations under the Judgment, Quint Star does not intend to forfeit or relinquish any of its rights pursuant to the Judgment. Rather, the parties understand that, provided that IC One makes the payments required pursuant to this Agreement, Quint Star agrees that it will forbear from exercising its rights under the Judgment, as described herein.

18. The parties also understand and agree that by entering into the Security Agreement with IC One (attached hereto as Exhibit C), Quint Star does not intend to

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

         forfeit or relinquish any of its rights under the Judgment. Rather, the parties understand that, by entering into the Security Agreement and executing a UCC-1 financing statement, IC One is conveying rights to Quint Star to induce it to forbear (pending IC One's performance under this Agreement), from immediately exercising its right to collect the Judgment. In the event that IC One defaults in its payment obligations pursuant to this Agreement, Quint Star may then, in that event, proceed to exercise its rights to enforce the Judgment (including seeking the issuance of further Writs of Execution), pursuant to Rule 69, Utah Rules of Civil Procedure, and/or to enforce its rights under the Security Agreement entered into between Quint Star and IC One, attached hereto as Exhibit C.

19. In the event of a default under this Agreement, the defaulting party shall pay all attorney's fees and costs incurred by the non-defaulting party in enforcing its rights and remedies under this Agreement.

20. This Agreement and any issue arising under or relating to it shall be construed in all respects by the law of the State of Utah, without resort to its choice of laws or other conflicts of laws principles.

21. All covenants, agreements, representations and warranties set forth in this Agreement shall be binding upon, and shall inure to the benefit of the parties hereto and their successors and assigns, heirs, executors, administrators and personal or legal representatives.

22. This Agreement contains the entire understanding of the parties, and no other prior or contemporaneous agreement, statement, promise or conduct

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

         (whether oral or written) by any party hereto shall have any legal force or effect or be used in any way to vary, explain, modify or abrogate any of the terms of this Agreement. All negotiations relating to this Agreement are hereby superseded.

23. Each of the parties hereto acknowledges that he, she, or it (as the case may be) has obtained the advice of experienced legal counsel of their own choosing in connection with the negotiation and execution of this Agreement and with respect to all matters set forth in this Agreement or that otherwise relate to this Agreement. Furthermore, the parties acknowledge and agree that they have mutually contributed to the drafting of this Agreement. No provision of this Agreement shall be construed against any party on the ground that such party or its counsel drafted the provision at issue or that the provision at issue contains a covenant of such party.

24.      There are no third-party beneficiaries of or to this Agreement.

25. The parties each covenant and agree to execute such documents as may reasonably be required to implement and carry out the intent of this Agreement.

26. This Agreement may be executed in any number of duplicate originals and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed an original document, but all such duplicate originals and counterparts shall together constitute but one and the same agreement.

27. In the event any party fails to strictly enforce any obligation of any other party to this Agreement, such failure to act shall not constitute or be deemed a waiver of the party's right to demand strict enforcement of that obligation thereafter.

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

28. Each of the undersigned warrants and represents that he has authority to execute this Agreement on behalf of the party on whose behalf he has executed the Agreement.

         DATED this ______ day of March, 2001.   QUINT STAR MANAGEMENT, INC.

                                                 By:/s/ J.J. Wang
                                                    ---------------------------
                                                    J. J. Wang, Its President

         DATED this 29th day of March, 2001.     IC ONE, INC.

                                                 By:/s/ Peter Bennee
                                                    ---------------------------
                                                    Peter Bennee, Its Secretary

         DATED this 29th day of March, 2001.     SCHIMATIC CASH TRANSACTIONS
                                                 NETWORK.COM, INC.

                                                 By:/s/ Peter Bennee
                                                    ---------------------------
                                                    Peter Bennee, Its Secretary

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EXHIBIT A

George W. Pratt (USB #2642)
JONES, WALDO, HOLBROOK & McDONOUGH Attorneys for
Plaintiff 1500 Wells Fargo Plaza 170 South Main Street
Post Office Box 45444
Salt Lake City, Utah 84145-0444
Telephone: (801) 521-3200

            IN THE THIRD JUDICIAL DISTRICT COURT OF SALT LAKE COUNTY

                                  STATE OF UTAH


QUINT STAR MANAGEMENT, INC.,

         Plaintiff,

vs.

IC ONE, INC.,

         Defendant.


JUDGMENT

Civil No. 990908764

Honorable Sandra Peuler

         This matter came on for trial on December 4, 2000, at 10:00 a.m. At the trial the plaintiff, Quint Star Management, Inc., was represented by its counsel, George W. Pratt, of Jones, Waldo, Holbrook & McDonough. The defendant, IC One, Inc., did not appear at the trial, either through counsel or through any other representative of defendant.

         At the trial the Court received plaintiff's proffer of the testimony of Duncan Lambert and Trisha Tanner. It also received into evidence Plaintiff's Exhibits 1 and 2, the Lease between the plaintiff and defendant, and the accounting ledger showing the amount owed by defendant to

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

plaintiff pursuant to the Lease, as of the time of trial. The witnesses, who were both present in the courtroom, stated under oath that the proffers accurately reflected their testimony. The Court considers itself fully advised with respect to the matters presented, and is of the opinion that judgment should be entered in favor of the plaintiff and against the defendant, as set forth below.

         Accordingly,

         IT IS HEREBY ORDERED, ADJUDGED AND DECREED as follows:

1. Judgment is entered in favor of plaintiff Quint Star Management, Inc. against defendant IC One, Inc. in the amount of $50,541.03.

2. Post-judgment interest shall accrue on the judgment at the rate of 24% per annum, as provided for in the Lease between the parties dated August 21, 1997 (the "Lease").

3. This Judgment may be augmented from time to time hereafter, to add additional amounts of rent reserved, interest, late charges, and other amounts for which defendant becomes liable hereafter, pursuant to the Lease, plus reasonable costs and attorney's fees expended by plaintiff in collecting this Judgment by execution or otherwise, as shall be established by affidavit. Although this Judgment shall be immediately enforceable by the plaintiff, the Court shall retain jurisdiction of this matter to permit plaintiff to seek augmentation of the amount of the Judgment, as described above, through brief supplemental proceedings.

         DATED this 5 day of December, 2000.
                                                    /s/ Sandra Peuler
                                                    --------------------------
                                                    Honorable Sandra Peuler
                                                    Third District Court Judge

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

Exhibit B

                            RELEASE OF JUDGMENT LIEN

         WHEREAS:

         A. On or about December 5, 2000, a Judgment was entered in the Third Judicial District Court of Salt Lake County, State of Utah, in Quint Star Management, Inc. v. IC One, Inc., Civil No. 990908764, in the amount of $50,541.03, plus interest and other amounts as described in the Judgment (hereafter the "Judgment").

         B. The lien arising by virtue of the Judgment, pursuant to Utah Code Ann. ss.ss. 78-22-1, et seq., may encumber certain real property located at 740 East 3900 South, Salt Lake City, Utah 84107, which real property is more particularly described on Exhibit A attached hereto.

         C. IC One, Inc. ("IC One") and Schimatic Cash Transactions Network.com, Inc. ("SCTN") have requested, in connection with a Forbearance Agreement entered into among the parties of even date herewith, for Quint Star to release its judgment lien, if any, encumbering the above-referenced property.

         WHEREFORE, Quint Star hereby releases any judgment lien arising in its favor against the property described on Exhibit A arising by virtue of the entry of the Judgment. Quint Star reserves all other rights and remedies arising pursuant to the Judgment.

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

         EXECUTED this ______ day of March, 2001.


                                               QUINT STAR MANAGEMENT, INC.


                                               By
                                                 -------------------------------
                                                   George W. Pratt, Its Attorney


STATE OF UTAH                               )
                                            :  ss.
COUNTY OF SALT LAKE                         )

         On the ______ day of March, 2001, personally appeared before me George
W. Pratt, the signer of the foregoing instrument, who duly acknowledged to me that he is the attorney for Quint Star Management, Inc., that he is authorized to execute this Release of Judgment Lien on behalf of Quint Star Management, Inc., and that he executed the same.


                                                     NOTARY PUBLIC

                                                     Residing at:

My Commission Expires:


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Exhibit C

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT is entered into effective as of March 26, 2001, by and between Quint Star Management, Inc. and IC One, Inc.

                                    RECITALS

         WHEREAS:

         A. Quint Star Management, Inc., ("Quint Star" or "Secured Party") IC One, Inc. ("IC One" or "Debtor"), and Schimatic Cash Transactions Network.com, Inc. ("SCTN") have entered into, or will enter into contemporaneously herewith, a Forbearance Agreement, setting forth the terms upon which Quint Star will forbear from exercising its rights under that certain Judgment that has been entered in favor of Quint Star against IC One, as referred to in the Forbearance Agreement.

         B. Under the terms of the Forbearance Agreement, IC One is obligated to make payments to satisfy the Judgment, as described in the Forbearance Agreement. The total obligation owed by IC One to Quint Star pursuant to the Judgment, and as described in the Forbearance Agreement, is referred to hereafter as the "Indebtedness."

         C. In connection with the Forbearance Agreement, Quint Star has requested of IC One, and IC One has agreed, to convey to Quint Star a security interest in all IC One's personal property.

         NOW, THEREFORE, Quint Star and IC One agree as follows:

                  1. To secure the payment of the Indebtedness, IC One hereby grants

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

                           to Quint Star a security interest in all IC One's goods (including but not limited to equipment and furniture), inventory, accounts, and chattel paper, whether now owned or hereafter acquired, and all proceeds of the foregoing (hereafter collectively the "Collateral"). The Collateral includes, but is not necessarily limited to all the property described on
                           Exhibit 1 attached hereto, and all the property described on Exhibit 2 attached hereto (with the exceptions of those items on Exhibit 2 marked with an asterisk (*).

                  2. IC One represents that all The Collateral is currently located at the business premises of SCTN, at 740 East 3900 South, Salt Lake City, Utah.

                  3. IC One warrants and represents that it shall not move any of the Collateral from the 3900 South property without the prior written consent of Quint Star.

                  4. The Debtor agrees to execute contemporaneously herewith, in a form satisfactory to Secured Party, a UCC-1 financing statement, to be filed by Secured Party to provide public notice of the existence of the security interest created by this Security Agreement.

                  5. The Debtor shall be in default under this Security Agreement upon the occurrence of any one or more of the following events:

                           a. The Debtor shall fail to pay when due the Indebtedness, or any part of the Indebtedness, secured by this Security Agreement; or

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

                           b. The Debtor shall fail to comply in any respect with any provision contained in this Security Agreement.

                  6. Upon the occurrence of any event of default as described in the preceding paragraph, the Secured Party shall have the following rights:

                           a. Secured Party may declare the entire Indebtedness secured by this Security Agreement immediately due and payable; and

                           b. Secured Party shall have the rights and remedies of a secured party under the Utah Uniform Commercial Code, including the right to sell, lease, or otherwise dispose of any or all of the Collateral in any manner allowed by the Utah Uniform Commercial Code.

                  7. The remedies of Secured Party are cumulative, and the exercise or partial exercise of any one or more of the remedies provided for herein shall not be construed as a waiver of any of the other remedies of Secured Party. No delay by Secured Party in exercising any power or right shall operate as a waiver of such right.

                  8. This Security Agreement and any issue arising under or relating to it shall be construed in all respects by the law of the State of Utah, without resort to its choice of laws or other conflicts of laws principles.

                  9. All covenants, agreements, representations and warranties set forth in this Security Agreement shall be binding upon, and shall inure to the benefit of the parties hereto and their successors and assigns, heirs,

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

                           executors, administrators and personal or legal representatives.

                  10. This Security Agreement contains the entire understanding of the parties, and no other prior or contemporaneous agreement, statement, promise or conduct (whether oral or written) by any party hereto shall have any legal force or effect or be used in any way to vary, explain, modify or abrogate any of the terms of this Security Agreement. All negotiations relating to this Security Agreement are hereby superseded.

                  11. Each of the parties hereto acknowledges that he, she, or it (as the case may be) has obtained the advice of experienced legal counsel of their own choosing in connection with the negotiation and execution of this Security Agreement and with respect to all matters set forth in this Security Agreement or that otherwise relate to this Security Agreement. Furthermore, the parties acknowledge and agree that they have mutually contributed to the drafting of this Security Agreement. No provision of this Security Agreement shall be construed against any party on the ground that such party or its counsel drafted the provision at issue or that the provision at issue contains a covenant of such party.

                  12. There are no third-party beneficiaries of or to this Security Agreement.

                  13. The parties each covenant and agree to execute such documents as may reasonably be required to implement and carry out the intent of this Security Agreement.

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

                  14. This Security Agreement may be executed in any number of duplicate originals and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed an original document, but all such duplicate originals and counterparts shall together constitute but one and the same agreement.

                  15. In the event any party fails to strictly enforce any obligation of any other party to this agreement, such failure to act shall not constitute or be deemed a waiver of the party's right to demand strict enforcement of that obligation thereafter.

         DATED this ______ day of March, 2001.
                                                  QUINT STAR MANAGEMENT, INC.


                                                  By:
                                                     ---------------------------
                                                     J. J. Wang, Its President


         DATED this _______ day of March, 2001.

                                                  IC ONE, INC.

                                                  By
                                                    ----------------------------
                                                     Peter Bennee, Its Secretary


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

                                  Exhibit 1 to
                               Security Agreement

   [Description of furniture and office equipment, with quantity and location]

                                  Exhibit 2 to
                               Security Agreement

            [Description of computer equipment and office furniture]


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

Exhibit D

                        CONTINUING UNCONDITIONAL GUARANTY
                OF SCHIMATIC CASH TRANSACTIONS NETWORK.COM, INC.


         1. UNCONDITIONAL GUARANTY. For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and as a necessary inducement to QUINT STAR MANAGEMENT, INC. to enter into that certain Forbearance Agreement entered into effective as of March 20, 2001("the Forbearance Agreement"), by and between Quint Star Management, Inc. ("Quint Star"), IC One, Inc. ("IC One"), and Schematic Cash Transactions Network.Com, Inc. (hereafter "Guarantor"), Guarantor enters into this Continuing Unconditional Guaranty ("Guaranty") and, pursuant to the terms and conditions herein, unconditionally and absolutely guaranties to Quint Star the due and punctual payment and performance of any and all Indebtedness (as defined below) of IC One to Quint Star. This Guaranty is continuing and absolute and is not subject to any condition. This is a continuing guaranty of all of the Indebtedness as described below.

         2. DEFINITION OF INDEBTEDNESS. The word "Indebtedness" as used herein refers to the obligation of IC One to Quint Star under the Judgment entered on or about December 5, 2001, in favor of Quint Star against IC One, in Quint Star Management, Inc. v. IC One, Inc., Civil No. 990908764 in the Third Judicial District Court of Salt Lake County, State of Utah. A true and correct copy of the Judgment is attached hereto.

         3. REVOCATION, MODIFICATION, AND AMENDMENT. This Guaranty cannot be waived, abandoned, terminated, released, amended, or modified in any way, except by a specific written instrument signed by Quint Star.

         4. NATURE OF GUARANTOR'S OBLIGATIONS. Guarantor's obligations are independent of the obligations of IC One. Guarantor's obligations are also independent of the obligations of any other guarantor of the obligations of IC One. Quint Star may bring and prosecute a separate action or actions against Guarantor at any time, regardless of whether action is or has been brought against IC One, or any other guarantor. This Guaranty is a guaranty of payment and performance and not of collectibility or collection.

         5. GUARANTOR'S AUTHORIZATIONS. Guarantor authorizes Quint Star, without notice or demand and without affecting Guarantor's liability hereunder, from time to time, to (a) renew, compromise, extend, or change the terms of the Indebtedness or any part thereof, or enter into additional or different agreements with IC One; (b) compromise disputes with IC One, any other Guarantor, or with anyone acting on behalf of IC One, including, without limitation, a trustee in bankruptcy, liquidation, or reorganization of IC One, other trustees, receivers, assignees for the benefit of creditors, or agents of IC One; (c) take and hold security for the payment of this Guaranty or the Indebtedness and exchange, enforce, waive, impair or release any or all such security; and (d) apply any payments received and the proceeds of any security, and direct the order or manner of sale of such security, as Quint Star, in its discretion, may determine. Quint Star may, without notice, assign this Guaranty in whole or in part.

         6. GUARANTOR'S WAIVERS.

                  (a) Election of Remedies. Guarantor waives any right to require Quint Star to (i) proceed against IC One or any other guarantor of the obligations of IC One; (ii) proceed against or exhaust any security obtained by Quint Star from IC One or Guarantor; (iii) proceed against IC One in a timely manner; or (iv) pursue any other remedy in Quint Star's power whatsoever. Without limitation, Guarantor agrees not to assert any right or defense

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

         under Utah Code Annotated Section 78-37-1 (one-action rule) and Utah Code Annotated Section 57-1-32 to 34 (limitations on deficiency judgments) and any successor provisions to these statutes.

                  (b) Defenses of IC One. Guarantor waives any right to assert any claim, defense, counterclaim, and setoff, other than prior performance, that IC One may have or assert against Quint Star. This waiver includes, without limitation, Guarantor's waiver of any right to assert any defense arising by reason of: (i) any disability of IC One;
         (ii) any conduct or omission of Quint Star in enforcing or failing to enforce any provision of any agreement between IC One and Quint Star;
         (iii) any tort, contract, or other claim of IC One (including, without limitation, lender liability, fraud, accord and satisfaction, bad faith, usury, equitable subordination, and interference with contract); and (iv) the cessation for any cause whatsoever of the liability of IC One to Quint Star. Guarantor waives the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement hereof.

                  (c) Subrogation and Indemnity. Until the Indebtedness has been paid in full, Guarantor waives any right: (i) to enforce any indemnity Guarantor has or may have under any agreement or law against IC One;
         (ii) to enforce any remedy Guarantor has or may have against IC One; and (iii) to participate in, or benefit from, any security for the Indebtedness or this Guaranty now or hereafter held by Quint Star. If any bankruptcy proceeding is filed at any time by or against IC One, and if the Indebtedness is not at that time fully paid or fully secured, each Guarantor waives any claim such Guarantor may have against IC One as a creditor or holder of a claim.

                  (d) Notices. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of dishonor, and notices of acceptance of this Guaranty.

         7. GUARANTOR'S RELEASE OF QUINT STAR. In exchange for the consideration recited in this Guaranty, the Guarantor hereby waives, releases and forever discharges Quint Star and all of its parent, subsidiary and affiliated corporations and entities, and their respective former and present agents, employees, officers, directors, shareholders, and attorneys from any and all rights, claims, demands, actions, causes of action, proceedings, liability, damages, injuries, losses, fees, costs, expenses, and sums of money, of whatever kind or nature, whether in law or in equity, which the Guarantor may now have. Guarantor acknowledges that Quint Star has in fact relied on this release as a condition to entering into the Forbearance Agreement. Guarantor does not waive, release or discharge any rights or claims that may arise after the date of this Guaranty.

         8. SUBORDINATION. All debts, obligations, and liabilities of IC One now or hereafter held by Guarantor (collectively, "Guarantor's Claims") are hereby subordinated to the Indebtedness. Upon Quint Star's request, Guarantor will collect, enforce, and receive any or all of Guarantor's Claims as trustee for Quint Star and pay the proceeds over to Quint Star on account of the Indebtedness without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

         9. LIENS AND SETOFF. In addition to all liens and rights of setoff given to Quint Star by law, Quint Star is hereby given a lien upon and a right of setoff against all moneys, securities, and other property of Guarantor now or hereafter in the constructive or actual possession of or on deposit with Quint Star, whether held in general or special accounts, for safekeeping or otherwise.

         10. MISCELLANEOUS PROVISIONS.

                  (a) Change of Name or Form. The liability of Guarantor is not excused or limited by a change in the name of IC One or a change in the form of IC One by reason of merger, acquisition, or consolidation, or by a change in the type or nature of business carried on by IC One, or by any sale, lease, or transfer of any or all of the assets or stock of IC One.

                  (b) Costs and Fees. Guarantor will pay to Quint Star reasonable attorneys' fees and all other costs and expenses which may be incurred by Quint Star in the enforcement of this Guaranty, whether or not any court action is involved, including, without limitation, legal expenses in connection with bankruptcy, appeals, and post-judgment collection services.

                  (c) Successors. This Guaranty is binding on Guarantor, and its legal representatives, assigns, and successors in interest the same as if Guarantor had contracted for payment of the Indebtedness rather than IC One.

                  (d) Construction. The obligations of this Guaranty shall be liberally construed to effectuate the purpose of providing an absolute and unconditional guaranty to Quint Star or its order as to all Indebtedness. This Guaranty is made in and shall be governed by the laws of the State of Utah. Guarantor hereby submits to the jurisdiction of any state or federal court in the State of Utah. Whenever possible, each provision of this Guaranty shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Guaranty is prohibited by or invalid under such law, such provision is ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of this ______ day of March, 2001.


                                               SCHIMATIC CASH TRANSACTIONS
                                               NETWORK.COM, INC.


                                               By
                                                 -----------------------------
                                                 Peter Bennee, Its Secretary

Exhibit E

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT is entered into effective as of March 26, 2001, by and between Quint Star Management, Inc. and Schimatic Cash Transactions Network.com, Inc.

                                    RECITALS

         WHEREAS:

         A. Quint Star Management, Inc. ("Quint Star" or "Secured Party"), IC One, Inc.("IC One"), and Schimatic Cash Transactions Network.com, Inc. ("SCTN" or "Debtor") have entered into, or will enter into contemporaneously herewith, a Forbearance Agreement, setting forth the terms upon which Quint Star will forbear from exercising its rights under that certain Judgment that has been entered in favor of Quint Star against IC One, as referred to in the Forbearance Agreement.

         B. Under the terms of the Forbearance Agreement, IC One is obligated to make payments to satisfy the Judgment, as described in the Forbearance Agreement.

         C. In connection with the Forbearance Agreement, Quint Star has requested of IC One, and IC One has agreed, to convey to Quint Star a security interest in all IC One's personal property.

         D. Pursuant to the Forbearance Agreement SCTN has executed, or intends to execute, contemporaneously herewith, a Continuing Unconditional Guaranty (hereafter the "Guaranty"). The total obligation owed by SCTN to Quint Star pursuant to the Guaranty is referred to hereafter as the "Indebtedness".

         E. Quint Star has requested SCTN to secure the Indebtedness owed pursuant to the Guaranty by conveying to Quint Star a security interest in all SCTN's personal property, as described below.

         NOW, THEREFORE, Quint Star and SCTN agree as follows:

                  1. To secure the payment of the Indebtedness, SCTN hereby grants to Quint Star a security interest in all SCTN's goods (including but not limited to equipment and furniture), inventory, accounts, and chattel paper, whether now owned or hereafter acquired, and all proceeds of the foregoing (hereafter collectively the "Collateral"). The Collateral includes, but is not necessarily limited to all the property described on Exhibit 1 attached hereto, that is marked with an asterisk (*).

                  2. SCTN represents that all the Collateral is currently located at the business premises of SCTN, at 740 East 3900 South, Salt Lake City, Utah.

                  3. SCTN warrants and represents that it shall not move any of the Collateral from the 3900 South Property without the prior written consent of Quint Star.

                  4. The Debtor agrees to execute contemporaneously herewith, in a form satisfactory to Secured Party, a UCC-1 financing statement, to be filed by Secured Party to provide public notice of the existence of the security interest created by this Security Agreement.

                  5. The Debtor shall be in default under this Security Agreement upon the occurrence of any one or more of the following events:

                           a. IC One shall fail to pay when due any payment that is owed under the Forbearance Agreement; or

                           b. The Debtor shall fail to comply in any respect with any provision contained in this Security Agreement.

                  6. Upon the occurrence of any event of default as described in the preceding paragraph, the Secured Party shall have the following rights:

                           a. Secured Party may declare the entire Indebtedness secured by this Security Agreement immediately due and payable; and

                           b. Secured Party shall have the rights and remedies of a secured party under the Utah Uniform Commercial Code, including the right to sell, lease, or otherwise dispose of any or all of the Collateral in any manner allowed by the Utah Uniform Commercial Code.

                  7. The remedies of Secured Party are cumulative, and the exercise or partial exercise of any one or more of the remedies provided for herein shall not be construed as a waiver of any of the other remedies of Secured Party. No delay by Secured Party in exercising any power or right shall operate as a waiver of such right.

                  8. This Security Agreement and any issue arising under or relating to it shall be construed in all respects by the law of the State of Utah, without resort to its choice of laws or other conflicts of laws principles.

                  9. All covenants, agreements, representations and warranties set forth in this Security Agreement shall be binding upon, and shall inure to the benefit of the parties hereto and their successors and assigns, heirs, executors, administrators and personal or legal representatives.

                  10. This Security Agreement contains the entire understanding of the parties, and no other prior or contemporaneous agreement, statement, promise or conduct (whether oral or written) by any party hereto shall have any legal force or effect or be used in any way to vary, explain, modify or abrogate any of the terms of this Security Agreement. All negotiations relating to this Security Agreement are hereby superseded.

                  11. Each of the parties hereto acknowledges that he, she, or it (as the case may be) has obtained the advice of experienced legal counsel of their own choosing in connection with the negotiation and execution of this Security Agreement and with respect to all matters set forth in this Security Agreement or that otherwise relate to this Security Agreement. Furthermore, the parties acknowledge and agree that they have mutually contributed to the drafting of this Security Agreement. No provision of this Security Agreement shall be construed against any party on the ground that such party or its counsel drafted the provision at issue or that the provision at issue contains a covenant of such party.

                  12. There are no third-party beneficiaries of or to this Security Agreement.

                  13. The parties each covenant and agree to execute such documents as may reasonably be required to implement and carry out the intent of this Security Agreement.

                  14. This Security Agreement may be executed in any number of duplicate originals and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed an original document, but all such duplicate originals and counterparts shall together constitute but one and the same agreement.

                  15. In the event any party fails to strictly enforce any obligation of any other party to this agreement, such failure to act shall not constitute or be deemed a waiver of the party's right to demand strict enforcement of that obligation thereafter.

         DATED this ______ day of March, 2001.
                                                  QUINT STAR MANAGEMENT, INC.


                                                  By:
                                                     ---------------------------
                                                      J. J. Wang, Its President


         DATED this _______ day of March, 2001.

                                                  SCHIMATIC CASH TRANSACTIONS
                                                  NETWORK.COM, INC.

                                                  By____________________________
                                                     Peter Bennee, Its Secretary

                                  Exhibit 1 to
                               Security Agreement

   [Description of furniture and office equipment, with quantity and location]

                                  Exhibit 2 to
                               Security Agreement

            [Description of computer equipment and office furniture]

                                   Exhibit F




   [Description of furniture and office equipment, with quantiy and location]

                                   Exhibit G



            [Description of computer equipment and office furniture]

Exhibit H

                                    EXHIBIT A
                                Loan No. 2429zv

                                  STANDARD FORM
           UNIFORM COMMERCIAL CODE - FINANCING STATEMENT - FORM UCC-1

------------------------------------------------------------------------------------------------------------------------------------
This FINANCING STATEMENT is presented to a filing officer for filing pursuant to                    |
    the Uniform Commercial Code.                                                                    |
--------------------------------------------------------------------------------------------------  |
1.  Debtor(s) (Last Name First) and address(es)    2.  Secured Party(ies) and address(es)           |
                                                                                                    |
     IC One, Inc.                                      Quint Star Management, Inc.                  |
     740 East 3900 South                               c/o NAI Utah Commercial Property Management  |
     Salt Lake City, UT  84107                         60 East South Temple, Suite 1325             |
                                                       Salt Lake City, UT  84111                    |
Social Security or _____________                                                                    |
Emp. Fed. I.D. No.   84-1394261                                                                     |
                  -------------                                                                     |
--------------------------------------------------------------------------------------------------  |
4.  This Financing Statement covers the following                                                   |
    types (or items) of property:                                             6.  Gross Sales price |For Filing Officer (Date, Time,
                                                                                  of collateral     |Number, and Filing Office)
All goods (including but not limited to equipment and furniture),                                   |-------------------------------
inventory, accounts, and chattel paper, whether now owned or hereafter        $____________________ |
acquired, and all proceeds of the foregoing, including but not limited                              |
to the equipment and furniture described on Exhibit 1 attached hereto.        $______________ Sales |
                                                                                                    |
The Secured party is _____ is not _____ a seller or                           or use tax paid to    |5. Assignee(s) of Secured Party
Purchase money lender of the collateral                                       State of              |    and Address(es)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  |
                                                                                                                  |
This statement is filed without the debtor's signature to perfect a security interest in collateral (Check if so) |  Microfilm No.
___________________________________________________________________________________________________               |
                                                                                                                  |
already subject to a security interest in another jurisdiction when it was brought into this state.               |
___________________________________________________________________________________________________               |
                                                                                                                  |
which is proceeds of the original collateral described above in which a security interest was perfected.          |
________________________________________________________________________________________________________          |
                                                                                                                  |
------------------------------------------------------------------------------------------------------------------------------------
Check if covered:   [ ]Proceeds of Collateral are also covered.
                                                    [ ] Products of Collateral are also covered. No. of additional Sheets presented:

____________________________________________________________________________________________________________________________________

3.  Maturity date (if any):                                                 Approved by Division of Corporation and Commercial Code,
                                                                            Department of Business Regulations.


------------------------------------------------------------------------------------------------------------------------------------





By:______________________________________________                           By:_____________________________________________________
   Signature of Debtor:  Peter Bennee, Secretary                               Signature of Secured Party:  J.J. Wang, President

------------------------------------------------------------------------------------------------------------------------------------


                                                         STANDARD FORM - FORM UCC-1



                          Exhibit 1 contains a list of furniture, office equipment and computer equipment

Exhibit I

                                    EXHIBIT A
                                Loan No. 2429zv

                                  STANDARD FORM
           UNIFORM COMMERCIAL CODE - FINANCING STATEMENT - FORM UCC-1

------------------------------------------------------------------------------------------------------------------------------------
This FINANCING STATEMENT is presented to a filing officer for filing pursuant to                    |
    the Uniform Commercial Code.                                                                    |
--------------------------------------------------------------------------------------------------  |
1.  Debtor(s) (Last Name First) and address(es)    2.  Secured Party(ies) and address(es)           |
                                                                                                    |
     Schimatic Cash Transactions Network.Com, Inc.     Quint Star Management, Inc.                  |
     740 East 3900 South                               c/o NAI Utah Commercial Property Management  |
     Salt Lake City, UT  84107                         60 East South Temple, Suite 1325             |
                                                       Salt Lake City, UT  84111                    |
Social Security or _____________                                                                    |
Emp. Fed. I.D. No.   88-0415947                                                                     |
                  -------------                                                                     |
--------------------------------------------------------------------------------------------------  |
4.  This Financing Statement covers the following                                                   |
    types (or items) of property:                                             6.  Gross Sales price |For Filing Officer (Date, Time,
                                                                                  of collateral     |Number, and Filing Office)
All goods (including but not limited to equipment and furniture),                                   |-------------------------------
inventory, accounts, and chattel paper, whether now owned or hereafter        $____________________ |
acquired, and all proceeds of the foregoing, including but not limited                              |
to the equipment and furniture described on Exhibit 1 attached hereto.        $______________ Sales |
                                                                                                    |
The Secured party is _____ is not _____ a seller or                           or use tax paid to    |5. Assignee(s) of Secured Party
Purchase money lender of the collateral                                       State of              |    and Address(es)
------------------------------------------------------------------------------------------------------------------------------------
This statement is filed without the debtor's signature to perfect a security interest in collateral (Check if so) |  Microfilm No.
___________________________________________________________________________________________________               |
                                                                                                                  |
already subject to a security interest in another jurisdiction when it was brought into this state.               |
___________________________________________________________________________________________________               |
                                                                                                                  |
which is proceeds of the original collateral described above in which a security interest was perfected.          |
________________________________________________________________________________________________________          |
                                                                                                                  |
------------------------------------------------------------------------------------------------------------------------------------
Check if covered:   [ ]Proceeds of Collateral are also covered.
                                                    [ ] Products of Collateral are also covered. No. of additional Sheets presented:

____________________________________________________________________________________________________________________________________

3.  Maturity date (if any):                                                 Approved by Division of Corporation and Commercial Code,
                                                                            Department of Business Regulations.


------------------------------------------------------------------------------------------------------------------------------------





By:______________________________________________                           By:_____________________________________________________
   Signature of Debtor:  Peter Bennee, Secretary                               Signature of Secured Party:  J.J. Wang, President

------------------------------------------------------------------------------------------------------------------------------------


                                                         STANDARD FORM - FORM UCC-1



                          Exhibit 1 contains a list of furniture, office equipment and computer equipment